CUSIP No. 74168J101	Page 20 of 20

Exhibit 99.1

JOINT FILING AGREEMENT

Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Statement on Schedule 13G with respect to the Common Stock, par value $0.00001 per share, of Prime Medicine, Inc., to which this Agreement is attached as an Exhibit, and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed, either manually or electronically, in one or more counterparts.

GV 2019, L.P.		GV 2021, L.P.

By: GV 2019 GP, L.P., its General Partner		By: GV 2021 GP, L.P., its General Partner
By: GV 2019 GP, L.L.C., its General Partner		By: GV 2021 GP, L.L.C., its General Partner

By:	/s/ Inga Goldbard	By:	/s/ Inga Goldbard
Name:	Inga Goldbard	Name:	Inga Goldbard
Title:	General Counsel	Title:	General Counsel
Dated:	February 29, 2024	Dated:	February 29, 2024

GV 2019 GP, L.P.		GV 2021 GP, L.P.

By: GV 2019 GP, L.L.C., its General Partner		By: GV 2021 GP, L.L.C., its General Partner

By:	/s/ Inga Goldbard	By:	/s/ Inga Goldbard
Name:	Inga Goldbard	Name:	Inga Goldbard
Title:	General Counsel	Title:	General Counsel
Dated:	February 29, 2024	Dated:	February 29, 2024

GV 2019 GP, L.L.C.		GV 2021 GP, L.L.C.

By:	/s/ Inga Goldbard	By:	/s/ Inga Goldbard
Name:	Inga Goldbard	Name:	Inga Goldbard
Title:	General Counsel	Title:	General Counsel
Dated:	February 29, 2024	Dated:	February 29, 2024

GV 2023, L.P.		ALPHABET HOLDINGS LLC

By: GV 2023 GP, L.P., its General Partner
By: GV 2023 GP, L.L.C., its General Partner

By:	/s/ Inga Goldbard	By:	/s/ Kathryn W. Hall
Name:	Inga Goldbard	Name:	Kathryn W. Hall
Title:	General Counsel	Title:	Secretary
Dated:	February 29, 2024	Dated:	February 29, 2024

GV 2023 GP, L.P.		XXVI HOLDINGS INC.

By: GV 2023 GP, L.L.C., its General Partner

By:	/s/ Inga Goldbard	By:	/s/ Kathryn W. Hall
Name:	Inga Goldbard	Name:	Kathryn W. Hall
Title:	General Counsel	Title:	Assistant Secretary
Dated:	February 29, 2024	Dated:	February 29, 2024

GV 2023 GP, L.L.C.		ALPHABET INC.

By:	/s/ Inga Goldbard	By:	/s/ Kathryn W. Hall
Name:	Inga Goldbard	Name:	Kathryn W. Hall
Title:	General Counsel	Title:	Assistant Secretary
Dated:	February 29, 2024	Dated:	February 29, 2024